Exhibit 10.2

Dated September 24, 2020

DEED OF VARIATION

SAHARA PRESENTATION SYSTEMS PLC

and

PATRICK FOLEY

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DEED OF VARIATION OF CONTRACT

This deed is dated 24 September 2020

PARTIES

(1)	Sahara Presentation Systems PLC incorporated and registered in England and Wales with company number 1335211 whose registered office is at Europa House, Littlebrook, Shield Road, Dartford, Kent, DA1 5UR (Party 1)

(2)	Patrick Foley of Ashtree, Langley Road, Chipperfield, Hertfordshire, WD4 9JQ (Party 2)

(A)	Party 1 and Party 2 are party to a Service Agreement dated 7 April 2020 (Agreement) a copy of which is attached at the Schedule to this deed.

(B)	The parties wish to amend the Agreement as set out in this deed with effect from September 24, 2020 (Variation Date).

AGREED TERMS

1. TERMS DEFINED IN THE AGREEMENT

In this deed, expressions defined in the Agreement and used in this deed have the meaning set out in the Agreement. The rules of interpretation set out in the Agreement apply to this deed.

2. VARIATION

With effect from the Variation Date the Parties agree the following amendments to the Agreement:

Paragraph 2.1.4 of Schedule 2 shall be deleted and shall be replaced by the following:

“be involved in any Capacity in any business concern that is or intends to be in competition with any Restricted Business for a period of:

2.1.4.1 12 months after Termination in the event that notice of termination is given by you in accordance with clause 13.1; or

2.1.4.2 6 months after Termination in the event that notice of termination is given by the Company in accordance with clause 13.1.

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3. REMAINING TERMS OF AGREEMENT

For the avoidance of doubt the remaining terms of the Agreement shall be unaffected by this deed.

4. GOVERNING LAW

This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

5. JURISDICTION

Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this deed or its subject matter or formation (including non-contractual disputes or claims).

This deed has been entered into on the date stated at the beginning of it.

SIGNED as a deed by SAHARA PRESENTATION SYSTEMS PLC	Sign here
acting by a director in the presence of:	/s/ Nigel Batley
Director

Signature of witness /s/ Annette Gwenda Batley

Name (in CAPITAL LETTERS) ANNETTE GWENDA BATLEY

Address 28 Brattle Wood Sevenoaks

Kent, TN 13 1QU

Sign here
SIGNED as a deed and delivered by PATRICK FOLEY in the presence of:	/s/ Patrick Foley

Signature of witness /s/ A McMorrow

Name (in CAPITAL LETTERS) MR. ANTHONY MCMORROW

Address Sayers Cottage, Langley Road

Chipperfield, WD4 9JS

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THE SCHEDULE

[INSERT COPY OF ORIGINAL SERVICE AGREEMENT]

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